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                                                                     EXHIBIT 1.4

                                SECOND AMENDMENT

                                       TO

                             DISTRIBUTION AGREEMENT


         THIS SECOND AMENDMENT TO DISTRIBUTION AGREEMENT (the "Amendment") to that certain DISTRIBUTION AGREEMENT, dated as of July 24, 2001(the "Distribution Agreement"), as amended by that certain FIRST AMENDMENT TO DISTRIBUTION AGREEMENT, dated as of January 7, 2002 (the "First Amendment to Distribution Agreement"), is made and entered into as of the 8th day of January, 2002, by and among El Paso Corporation, a Delaware corporation (the "Company"), and the Agents named herein (the "Agents").

         WHEREAS, the Company and the Agents desire to amend the Distribution Agreement to provide that BNP Paribas Securities Corp. and Credit Lyonnais Securities (USA) Inc. shall each be an "Agent" as defined in the introductory paragraph of the Distribution Agreement.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived and the promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Agents agree as follows:

                  1. The parties to and addressees of the Distribution Agreement are hereby amended to include:

                           BNP Paribas Securities Corp.
                           787 Seventh Avenue
                           New York, NY 10019

                           Credit Lyonnais Securities (USA) Inc.
                           1301 Avenue of the Americas
                           New York, NY 10019

                  2. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement; and

                  3. Except as specifically amended hereby and by the First Amendment to Distribution Agreement, the Distribution Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       EL PASO CORPORATION



                                       By: /s/ John Hopper
                                          --------------------------------------
                                          John Hopper, Vice President


                                       BANC OF AMERICA SECURITIES LLC


                                       By: /s/ Lily Chang
                                          --------------------------------------
                                          Lily Chang, Principal


                                       ABN AMRO INCORPORATED


                                       By: /s/ Linda A. Dawson
                                          --------------------------------------
                                          Linda A. Dawson


                                       BNP PARIBAS SECURITIES CORP.


                                       By: /s/ Christine Smith Howard
                                          --------------------------------------
                                          Christine Smith Howard, Authorized
                                          Signatory


                                       CREDIT LYONNAIS SECURITIES (USA) INC.


                                       By: /s/ David C. Travis
                                          --------------------------------------
                                          David C. Travis, Managing Director


                                       J.P. MORGAN SECURITIES INC.


                                       By: /s/ Maria Sramek
                                          --------------------------------------
                                          Maria Sramek, Vice President